UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 26, 2004

Dynamic Health Products, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-23031	34-1711778
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6911 Bryan Dairy Road, Suite 210, Largo, Florida	33777
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(727) 329-1845

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 14, 2004, the Board of Directors of Dynamic Health Products, Inc. (the “Company”), a Florida corporation, approved the declaration of a pro rata dividend distribution to holders of record of its issued and outstanding common shares as of July 1, 2004, in the form of approximately 1.3 million shares of Vertical Health Solutions, Inc. (“Vertical”), a Florida corporation, which the Company owned. On July 7, 2004, the Board of Directors of the Company amended the record date to July 16, 2004 and the distribution date to July 26, 2004. The payment rate was one (1) share of Vertical common stock for each ten (10) shares of the Company’s common stock held on July 16, 2004. The Company only distributed whole shares and any fractional shares to which shareholders would otherwise be entitled were rounded down to the nearest whole share.

On July 26, 2004, the Company distributed approximately 1.3 million shares of Vertical Health Solutions, Inc. common stock to its shareholders.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2004 (Unaudited)

	Dynamic Health Products, Inc. March 31, 2004	Pro Forma Adjustments Increase (Decrease) (a)	Pro Forma Consolidated
ASSETS

Current assets:
Cash and cash equivalents	$219,119	$—	$219,119
Marketable equity securities, net	3,806,324	(1,405,231)	2,401,093
Accounts receivable, net	154,230	—	154,230
Inventories, net	189,193	—	189,193
Prepaid expenses	43,468	—	43,468
Other current assets	56,345	(50,000)	6,345
Due from affiliates	10,605	—	10,605
Note receivable from affiliate	40,481	—	40,481

Total current assets	4,519,765	(1,455,231)	3,064,534

Property, plant and equipment, net	1,314,399	—	1,314,399

Intangible assets, net	25,842	—	25,842
Other assets	5,141	—	5,141

Total assets	$5,865,147	$(1,455,231)	$4,409,916

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$126,086	$—	$126,086
Other payables	95,413	—	95,413
Current portion of long-term obligations	27,023	—	27,023
Accrued expenses	68,411	—	68,411
Accrued income taxes	—	171,924	171,924
Obligations to affiliates	245,292	—	245,292
Note payable	13,043	—	13,043

Total current liabilities	575,268	171,924	747,192

Deferred income taxes	1,189,300	(439,998)	749,302
Long-term obligations, less current portion	813,491	—	813,491

Total liabilities	2,578,059	(268,074)	2,309,985

Commitments and contingencies

Shareholders’ equity:
Series A Convertible Preferred stock, $.01 par value; 400,000 shares authorized; no shares issued or outstanding	—	—	—
Series B 6% Cumulative Convertible Preferred stock, $.01 par value; 800,000 shares authorized; no shares issued or outstanding	—	—	—
Common stock, $.01 par value; 20,000,000 shares authorized; 12,774,834 shares issued and outstanding	127,748	—	127,748
Additional paid-in capital	2,671,568	(1,405,231)	1,266,337
Retained earnings (deficit)	(1,798,719)	1,000,293	(798,426)
Accumulated other comprehensive income:
Unrealized gains (losses) on marketable equity securities, net of tax	2,286,491	(782,219)	1,504,272

Total shareholders’ equity	3,287,088	(1,187,157)	2,099,931

Total liabilities and shareholders’ equity	$5,865,147	$(1,455,231)	$4,409,916

See notes to unaudited pro forma condensed consolidated financial statements.

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2004 (Unaudited)

	Dynamic Health Products, Inc.	Pro Forma Adjustments Increase (Decrease) (b)	Pro Forma Consolidated
Revenues:
Distribution	$1,677,405	$—	$1,677,405
Prescription services	215,134	—	215,134

Total revenues	1,892,539	—	1,892,539

Cost of goods sold:
Distribution	768,854	—	768,854
Prescription services	173,699	—	173,699

Total cost of goods sold	942,553	—	942,553

Gross profit:
Distribution	908,551	—	908,551
Prescription services	41,435	—	41,435

Total gross profit	949,986	—	949,986

Operating expenses:
Selling, general and administrative expenses	1,350,040	—	1,350,040

Total operating expenses	1,350,040	—	1,350,040

Operating loss before other income and expense	(400,054)	—	(400,054)

Other income (expense):
Interest income	3,104	—	3,104
Loss on distribution of investment	—	(131,290)	(131,290)
Other income and expenses, net	283,895	—	283,895
Losses on marketable equity securities, net	(102,434)	—	(102,434)
Gain on sale of investment	71,843	—	71,843
Loss on disposition of equipment	(1,335)	—	(1,335)
Equity in income (loss) of affiliated companies	(6,500)	—	(6,500)
Interest expense	(96,169)	—	(96,169)

Total other income (expense)	152,404	(131,290)	21,114

Loss before income taxes	(247,650)	(131,290)	(378,940)

Income tax expense (benefit)	(138,979)	12,151	(126,828)

Net loss	(108,671)	(143,441)	(252,112)

Preferred stock dividends	—	—	—

Net loss available to common shareholders	$(108,671)	$(143,441)	$(252,112)

Basic and diluted loss per share	$(0.01)	$—	$(0.02)

Basic and diluted weighted average number of common shares outstanding	12,387,611	—	12,387,611

See notes to unaudited pro forma condensed consolidated financial statements.

Dynamic Health Products, Inc. And Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

March 31, 2004

NOTE A- BASIS OF PRESENTATION

Reflects the dividend distribution of 1,277,483 shares of common stock of Vertical Health Solutions, Inc.

(a)	The following pro forma adjustments are incorporated in the pro forma condensed consolidated balance sheet:

		As Of March 31, 2004
1.	Current assets:
	Decrease in marketable equity securities, net	$1,405,231
	Decrease in income tax deposit receivable	$50,000

2.	Liabilities:
	Increase in accrued income taxes	$171,924
	Decrease in deferred income taxes	$439,998

3.	Shareholders’ equity:
	Decrease in additional paid-in capital	$1,405,231
	Increase in retained earnings	$1,000,293
	Decrease in unrealized gains on marketable equity securities, net of tax	$782,219

(b)	The following pro forma adjustments are incorporated in the pro forma condensed consolidated statement of operations:

		Year Ended March 31, 2004
1.	Increase in loss on distribution of investment	$131,290

2.	Increase in income tax benefit	$12,151

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2004 (Unaudited)

	Dynamic Health Products, Inc. June 30, 2004	Pro Forma Adjustments Increase (Decrease) (c)	Pro Forma Consolidated
ASSETS

Current assets:
Cash and cash equivalents	$61,174	$—	$61,174
Marketable equity securities, net	4,227,286	(1,916,225)	2,311,061
Accounts receivable, net	88,157	—	88,157
Inventories, net	270,744	—	270,744
Prepaid expenses	46,802	—	46,802
Deferred consulting fees	247,500	—	247,500
Other current assets	51,662	(50,000)	1,662
Due from affiliates	153	—	153
Note receivable from affiliate	41,241	—	41,241

Total current assets	5,034,719	(1,966,225)	3,068,494

Property, plant and equipment, net	1,300,016	—	1,300,016

Intangible assets, net	25,413	—	25,413
Other assets	4,491	—	4,491

Total assets	$6,364,639	$(1,966,225)	$4,398,414

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$209,835	$—	$209,835
Other payables	73,518	—	73,518
Current portion of long-term obligations	25,619	—	25,619
Accrued expenses	154,088	—	154,088
Accrued income taxes	—	295,121	295,121
Obligations to affiliates	150,047	—	150,047

Total current liabilities	613,107	295,121	908,228

Deferred income taxes	1,340,846	(623,956)	716,890
Long-term obligations, less current portion	810,328	—	810,328

Total liabilities	2,764,281	(328,835)	2,435,446

Commitments and contingencies

Shareholders’ equity:
Series A Convertible Preferred stock, $.01 par value; 400,000 shares authorized; no shares issued or outstanding	—	—	—
Series B 6% Cumulative Convertible Preferred stock, $.01 par value; 800,000 shares authorized; no shares issued or outstanding	—	—	—
Common stock, $.01 par value; 20,000,000 shares authorized; 12,774,834 shares issued and outstanding	127,748	—	127,748
Additional paid-in capital	2,941,568	(1,916,225)	1,025,343
Retained earnings (deficit)	(2,024,866)	1,388,091	(636,775)
Accumulated other comprehensive income:
Unrealized gains (losses) on marketable equity securities, net of tax	2,555,908	(1,109,256)	1,446,652

Total shareholders’ equity	3,600,358	(1,637,390)	1,962,968

Total liabilities and shareholders’ equity	$6,364,639	$(1,966,225)	$4,398,414

See notes to unaudited pro forma condensed consolidated financial statements.

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 30, 2004 (Unaudited)

	Dynamic Health Products, Inc.	Pro Forma Adjustments Increase (Decrease) (d)	Pro Forma Consolidated
Revenues:
Distribution	$241,267	$—	$241,267
Prescription services	36,532	—	36,532

Total revenues	277,799	—	277,799

Cost of goods sold:
Distribution	123,601	—	123,601
Prescription services	30,536	—	30,536

Total cost of goods sold	154,137	—	154,137

Gross profit:
Distribution	117,666	—	117,666
Prescription services	5,996	—	5,996

Total gross profit	123,662	—	123,662

Operating expenses:
Selling, general and administrative expenses	390,385	—	390,385

Total operating expenses	390,385	—	390,385

Operating loss before other income and expense	(266,723)	—	(266,723)

Other income (expense):
Interest income	773	—	773
Gain on distribution of investment	—	1,222,218	1,222,218
Other income and expenses, net	55,047	—	55,047
Interest expense	(15,244)	—	(15,244)

Total other income (expense)	40,576	1,222,218	1,262,794

Loss before income taxes	(226,147)	1,222,218	996,071

Income tax expense (benefit)	—	(221,924)	(221,924)

Net loss	(226,147)	1,444,142	1,217,995

Preferred stock dividends	—	—	—

Net loss available to common shareholders	$(226,147)	$1,444,142	$1,217,995

Basic and diluted loss per share	$(0.02)	$—	$0.10

Basic and diluted weighted average number of common shares outstanding	12,774,834	—	12,774,834

See notes to unaudited pro forma condensed consolidated financial statements.

Dynamic Health Products, Inc. And Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

June 30, 2004

NOTE A- BASIS OF PRESENTATION

Reflects the dividend distribution of 1,277,483 shares of common stock of Vertical Health Solutions, Inc.

(c)	The following pro forma adjustments are incorporated in the pro forma condensed consolidated balance sheet:

		As Of June 30, 2004
1.	Current assets:
	Decrease in marketable equity securities, net	$1,916,225
	Decrease in income tax deposit receivable	$50,000

2.	Liabilities:
	Increase in accrued income taxes	$295,121
	Decrease in deferred income taxes	$623,956

3.	Shareholders’ equity:
	Decrease in additional paid-in capital	$1,916,225
	Increase in retained earnings	$1,388,091
	Decrease in unrealized gains on marketable equity securities, net of tax	$1,109,256

(d)	The following pro forma adjustments are incorporated in the pro forma condensed consolidated statement of operations:

		Three Months Ended June 30, 2004
1.	Increase in gain on distribution of investment	$1,222,218

2.	Increase in income tax expense	$221,924

(c) Exhibits. The following document is filed as an exhibit to this report.

99	Audited Financial Statements of Dynamic Health Products, Inc. as of March 31, 2004.(1)

(1)	Incorporated by reference to the Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, file number 0-23031, filed in Washington, D.C. on June 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

DYNAMIC HEALTH PRODUCTS, INC.

Date: October 8, 2004	/s/ Mandeep K. Taneja
Mandeep K. Taneja, Chief Executive Officer

/s/ Cani I. Shuman
Cani I. Shuman, Chief Financial Officer